News Release

Investor Contacts:

Crescendo Communications

T: 844-589-8760

mnga@crescendo-ir.com

MagneGas Completes First Bulk Gas Sale

First Multi-Year Contract for Industrial Gas in Florida

TAMPA, FL – March 19, 2018 — MagneGas Corporation (“MagneGas” or the “Company”) (NASDAQ: MNGA), a leading clean technology company in the renewable resources and environmental solutions industries, announced today that the Company has completed its first bulk gas implementation project in Florida for a customer in the high-end fabrication business serving military and government applications. This project involves a multi-year industrial bulk gas purchase contract with one of MagneGas’ largest customers in the state of Florida.

“This is a very important step in the maturation and growth of our industrial gas and welding supply business,” commented Ermanno Santilli, CEO of MagneGas. “This project was a major win for our Florida sales team, and it is a success story for our ability to earn a client’s trust and win business away from the largest competitors in the industry. We won this bid based on excellent customer service, competitive pricing power, and the ability to deliver MagneGas2®, the only renewable metal cutting fuel in the market today. These types of awards are also powerful validation for prospective customers going forward. We believe this latest contract further demonstrates the loyalty and confidence of our client, by implementing a multi-year buying commitment with MagneGas.”

“This bulk gas project is a meaningful example of the positive direction our industrial gas and welding supply business is headed,” commented Scott Mahoney, CFO of MagneGas. “The financial benefit of such projects can be significant. First, the contract itself provides significant revenue visibility for multiple years with one of our largest customers in Florida. Second, given the nature of the supply agreement, it creates a protective layer of customer commitment and loyalty that ensures we are able to retain and expand one of our most important client relationships. Lastly, our goal is to replicate this kind of contract across as many customers as possible, as it provides a strong, recurring revenue base and growing profit visibility as we expand our business across Florida, California, Texas and Louisiana.”

About MagneGas Corporation

MagneGas® Corporation (MNGA) owns a patented process that converts various renewables and liquid wastes into MagneGas fuels. These fuels can be used as an alternative to natural gas or for metal cutting. The Company’s testing has shown that its metal cutting fuel “MagneGas2®” is faster, cleaner and more productive than other alternatives on the market. It is also cost effective and safe to use with little changeover costs. The Company currently sells MagneGas2® into the metal working market as a replacement to acetylene.

The Company also sells equipment for the sterilization of bio-contaminated liquid waste for various industrial and agricultural markets. In addition, the Company is developing a variety of ancillary uses for MagneGas® fuels utilizing its high flame temperature for co-combustion of hydrocarbon fuels and other advanced applications. For more information on MagneGas®, please visit the Company’s website at http://www.MagneGas.com.

The Company distributes MagneGas2® through Independent Distributors in the U.S and through its wholly owned distributors, ESSI, Green Arc Supply, and Complete Welding of San Diego. ESSI has three locations in Florida, Green Arc two locations in Texas and one location in Louisiana, and Complete Welding has one location in southern California. For more information on ESSI, please visit the company’s website at http://www.weldingsupplytampa.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.